Exhibit 99.1

Adagio Medical To List on Nasdaq Through Business Combination with ARYA Sciences Acquisition Corp IV, Enabling Further Commercial and Clinical Development of Innovative Cardiac Ablation Technologies
Combined Company expects to receive approximately $42 million from equity and convertible note investors at closing.

LAGUNA HILLS, Calif., February 14, 2024 /PRNewswire/ -- Adagio Medical, Inc. (“Adagio Medical”), a leading innovator in catheter ablation technologies for treatment of cardiac arrhythmias, and ARYA Sciences Acquisition Corp IV (Nasdaq: ARYD) (“ARYA”), a special purpose acquisition company that is sponsored by an affiliate of Perceptive Advisors, LLC (“Perceptive Advisors”), today announced they have entered a definitive agreement (the “business combination agreement”) for a business combination (the “transaction”). Upon closing of the transaction, Adagio Medical will become a subsidiary of Aja Holdco, Inc. (the “Combined Company”), which will operate with the existing Adagio Medical management team under the name “Adagio Medical, Inc.” The Combined Company’s common stock is expected to be listed on the Nasdaq Capital Market under the ticker symbol “ADGM”.

Investors have committed to participate in the transaction in the form of $20 million in convertible debt (which includes bridge financing for the period between signing and closing) and $22 million in equity financing (which includes the non-redemption of cash in ARYA’s trust account).  Investors in the financing include affiliates of Perceptive Advisors, RA Capital Management (“RA Capital”), RTW Investments and ATW Partners.

“The business combination agreement and Adagio Medical’s evolution to a public company is a natural next step in our relationship with Perceptive Advisors and other investor groups who have long supported Adagio Medical’s innovations aimed to improve the efficacy of cardiac ablations,” said Olav Bergheim, President and Chief Executive Officer of Adagio Medical.  “We are expanding the clinical trials program for Adagio Medical’s proprietary ultra-low temperature cryo (“ULTC”) and pulsed field cryoablation (“PFCA”) technologies, with some of the pivotal data and new product launches expected in the first half of 2024. The business combination and related financings with ARYA will ensure that the company has sufficient capital to support its European commercialization of Adagio Medical’s ULTC system for treatment of ventricular tachycardias (“VT”) and initiation of the US Pivotal VT IDE trial and to further advance our worldwide ULTC and PFCA clinical programs for atrial fibrillation.”

“When Arya IV was formed, our objective was to identify a company with the potential to successfully address a significant, unmet need and to advance the treatment of patients,” said Adam Stone, Chief Investment Officer of Perceptive Advisors and Chief Executive Officer of ARYA. “In Adagio Medical, we’ve come to believe that the company’s innovative cardiac ablation technology, thoughtful commercialization strategy, and experienced leadership team make it an exceptional fit to meet our objectives.”

Summary of Transaction

The transaction implies a post-transaction fully diluted equity value of the Combined Company of $128 million and a fully diluted enterprise value of $113 million, as further described in the Investor Presentation (as defined below). Current Adagio Medical shareholders and holders of certain vested equity awards are converting 100% of their existing equity interests into shares or equivalent awards of the Combined Company. Non-redeeming holders of ordinary shares of ARYA will be converting their ordinary shares into common stock of the Combined Company on a one for one basis.

Subject to the assumptions described in the Investor Presentation, at closing, current investors in Adagio Medical (excluding Perceptive Advisors and RA Capital) are expected to own approximately 10.2% and Perceptive and ARYA Sciences Holdings IV, an affiliate of Perceptive Advisors and sponsor of ARYA, collectively, are expected to hold approximately 58.2% of the Combined Company.

The respective boards of directors of both ARYA and Adagio Medical have approved the proposed transaction. Completion of the transaction, which is expected in the second quarter of 2024, is subject to approval of ARYA’s and Adagio Medical’s shareholders and the satisfaction of certain other customary closing conditions.

The foregoing description of the proposed transaction is qualified in its entirety by reference to the full text of the agreements executed and to be executed in connection with the transaction. Additional information about the proposed transaction, including a copy of the business combination agreement and an investor presentation (the “Investor Presentation”), will be provided in a Current Report on Form 8-K to be filed by ARYA with the U.S. Securities and Exchange Commission (the “SEC”), and will be available at www.sec.gov. In addition, the Combined Company intends to file a Registration Statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Stifel, Nicolaus & Company, Incorporated (“Stifel”) is acting as financial advisor to Adagio Medical. Jefferies LLC (“Jefferies”) is acting as financial and capital markets advisor to ARYA, as well as sole private placement agent. Chardan Capital Markets, LLC (“Chardan”) is acting as sole placement agent for the convertible debt. Reed Smith LLP is acting as legal counsel to Adagio Medical. Kirkland & Ellis LLP is serving as legal counsel to ARYA. White & Case LLP is acting as legal counsel to Jefferies, Stifel and Chardan.

About Adagio Medical

Adagio Medical, Inc. is a privately held company located in Laguna Hills, California, developing innovative cryoablation technologies that create contiguous, transmural lesions to treat cardiac arrhythmias, including paroxysmal and persistent atrial fibrillation, atrial flutter, and ventricular tachycardia.

About ARYA

ARYA is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. ARYA is led by Chairman Joseph Edelman, Chief Executive Officer Adam Stone, Chief Financial Officer Michael Altman and Chief Business Officer Konstantin Poukalov.

Forward-Looking Statements

Certain statements in this press release (this “Press Release”) may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of ARYA, Adagio Medical or the Combined Company. For example, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including post-transaction fully diluted equity value, the anticipated enterprise value of the Combined Company, expected ownership in the Combined Company, projections of market opportunity and market share, the capability of Adagio Medical's or the Combined Company’s business plans including its plans to expand, the sources and uses of cash from the proposed transaction, any benefits of Adagio Medical’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction, Adagio Medical’s expected pro forma cash, Adagio Medical’s or the Combined Company’s expected cash runway through 2025 or statements related to Adagio Medical’s or the Combined Company’s funding gap, funded business plan or use of proceeds, or other metrics or statements derived therefrom, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of ARYA, Adagio Medical or the Combined Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ARYA and its management, Adagio Medical and its management and the Combined Company and its management, as the case may be, are inherently uncertain. Each of ARYA, Adagio Medical and the Combined Company caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement on Form S-4 relating to the proposed transaction, which is expected to be filed by the Combined Company with the SEC, and described in other documents filed by ARYA or the Combined Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ARYA nor Adagio Medical can assure you that the forward-looking statements in this communication will prove to be accurate.

In addition, new risks and uncertainties may emerge from time to time, and it may not be possible to identify and accurately predict the potential impacts of any such risks and uncertainties that may arise in the future. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transaction; (2) the outcome of any potential litigation, government or regulatory proceedings that may be instituted against ARYA, Adagio Medical, the Combined Company or others; (3) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of ARYA, to obtain financing to complete the proposed transaction or to satisfy other conditions to closing; (4) the amount of redemption requests made by ARYA’s public shareholders; (5) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed transaction; (6) delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the proposed transaction; (7) the ability to meet stock exchange listing standards prior to or following the consummation of the proposed transaction; (8) the risk that the proposed transaction disrupts current plans and operations of Adagio Medical or the Combined Company as a result of the announcement and consummation of the proposed transaction; (9) Adagio Medical’s ability to remain compliant with the covenants of its existing debt, including any convertible or bridge financing notes; (10) the Combined Company’s ability to remain compliant with the covenants of, and other obligations under, the senior secured convertible notes that will be issued in connection with the closing of the proposed transaction; (11) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the proposed transaction; (13) risks associated with changes in applicable laws or regulations and Adagio Medical’s or the Combined Company’s international operations and operations in a regulated industry; (14) the possibility that Adagio Medical or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (15) Adagio Medical’s or the Combined Company’s use of proceeds, post-transaction fully diluted equity value or fully diluted enterprise value, expected pro forma cash, expected cash runway or funding gap, estimates of expenses and profitability; and (16) the other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ARYA’s Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q, and in other documents filed, or to be filed, with the SEC by ARYA or the Combined Company. There may be additional risks that ARYA, Adagio Medical or the Combined Company do not presently know or that ARYA, Adagio Medical or the Combined Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ARYA, Adagio Medical and the Combined Company.

Nothing in this Press Release should be regarded as a representation or warranty by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, in any specified time frame, or at all. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made in this Press Release. Subsequent events and developments may cause those views to change. Neither ARYA, Adagio Medical nor the Combined Company undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities of ARYA, Adagio Medical or the Combined Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, the Combined Company intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) containing a preliminary proxy statement of ARYA and a preliminary prospectus of the Combined Company, and after the Registration Statement is declared effective, ARYA expects to mail a definitive proxy statement/prospectus related to the proposed transaction to its shareholders. The proxy statement/prospectus will contain important information about the proposed transaction and the other matters to be voted upon at ARYA’s shareholder meeting to be held to approve the proposed transaction. ARYA and the Combined Company may also file other documents with the SEC regarding the proposed transaction. This Press Release does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Before making any voting or other investment decisions, shareholders of ARYA and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the proposed transaction, as these materials will contain important information about ARYA, Adagio Medical and the proposed transaction. After the Registration Statement becomes effective, the definitive proxy statement/prospectus and other relevant materials for the proposed transaction will be mailed to shareholders of ARYA as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, Attention: Secretary.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ARYA and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARYA’s shareholders with respect to the proposed transaction. A list of the names of ARYA’s directors and executive officers and a description of their interests in ARYA is contained in ARYA’s Annual Report on Form 10-K, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ARYA Sciences Acquisition Corp IV, 51 Astor Place, 10th Floor, New York, New York, Attention: Secretary. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed transaction when available. Investors, security holders and other interested persons of ARYA, Adagio Medical and the Combined Company are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the proposed transaction. Also see above under the heading “Important Additional Information Regarding the Transaction Will Be Filed With the SEC.”

Adagio Medical and the Combined Company, and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ARYA in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction when available.

CONTACT

Adagio Medical:
Ilya Grigorov
Vice President, Global Marketing and Product Management of Adagio Medical, Inc.
igrigorov@adagiomedical.com

ARYA:
Michael Altman
Chief Financial Officer of ARYA Sciences Acquisition Corp IV
Arya4@perceptivelife.com